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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.   20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report:     August 28, 1995

                        Dixon Ticonderoga Company
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      (Exact name of registrant as specified in its charter)


           Delaware          0-2655               23-0973760
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(State or other juris-     (Commission         (IRS Employer
diction of incorporation)   File Number)        Identification
                                                Number)

    2600 Maitland Center Parkway    Maitland   Florida     32751
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone # including area code  (407) 875-9000
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Item 6.

At a regular meeting of the Board of Directors of Dixon
Ticonderoga Company held on August 19, 1995, the resignation of Edward J. McGrath from said Board was accepted, effective immediately.




                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIXON TICONDEROGA COMPANY



                                   By_______________________
                                     Laura Van Camp
                                     Corporate Secretary


Dated:  August 28, 1995